SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) January 23, 2002

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS1)

                    Residential Asset Securities Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

      DELAWARE                       333-52088                        51-0362653
      -------                        ---------                        ----------
(State or Other Jurisdiction      (Commission File              (I.R.S. Employer
      of Incorporation)                Number)               Identification No.)


                        8400 Normandale Lake Blvd. 55437
                                      -----
                              Suite 250 (Zip Code)
                             Minneapolis, Minnesota
                    (Address of Principal Executive Offices)



     Registrant's telephone number, including area code, is (952) 832-7000

________________________________________________________________________________




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Item 5. Other Events.
        ------------

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Current Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2001 and for the periods ending March 31, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on May 15, 2001); June 30, 2001 and for the periods ending June 30, 2001 and June 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on August 10,
2001) and  September  30, 2001 for the  periods  ending  September  30, 2001 and
September 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the SEC on November 14, 2001), and Current Reports on Form 8-K filed with the SEC on January 24, 2001, March 19, 2001, July 23, 2001 September 17, 2001, September 19, 2001 and October 22, 2001,
as it related to Ambac Assurance Corp.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:



         Item 601 (a) of
         Regulation S-K
Exhibit    Exhibit
No.          No.                            Description

1            23     Consent of KPMG LLP, independent auditors of Ambac Assurance
                    Corporation and subsidiaries with respect to the Residential
                    Asset   Securities   Corporation,   Home   Equity   Mortgage
                    Asset-Backed Pass-Through Certificates, Series 2002-KS1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        RESIDENTIAL ASSET SECURITIES CORPORATION


                                                    By:    /s/Julie Steinhagen
                                                    Name:  Julie Steinhagen
                                                    Title: Vice President




Dated: January 23, 2002

                                  EXHIBIT INDEX

                   Item 601(a) of                               Sequentially
Exhibit            Regulation S-K                               Numbered
Number             Exhibit No.          Description             Page
------             -----------          -----------             ----
1                  23                   Accountant's
                                        Consent

                                    EXHIBIT 1

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-52088) of Residential Asset Securities Corporation (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated January 23, 2002, of our report dated January 22, 2001 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



New York, New York
December 18, 2001

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